                                                                Exhibit 10.10


GROUP INSURANCE PLAN  -  ROSS STORES, INC.
DENTAL

TABLE OF CONTENTS

Certification

THE SCHEDULE

Section 125 Plan

HOW TO FILE YOUR CLAIM

Eligibility - Effective Date

Dental Benefits

Dental Services Schedule

General Limitations

Medicare Eligibles

Coordination of Benefits

Conditional Claim

Payment of Benefits

Termination of Insurance - Employees

Termination of Insurance - Dependents

Dental Benefits Extension

Accident and Health Provisions

Summary Plan Description

Definitions


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NOTICE

HEALTH CARE SERVICES

    A denial of claim or a clinical decision regarding health care services will be made by qualified clinical personnel. Notice of denial or determination will include information regarding the basis for denial or determination and any further appeal rights.

NON-ENGLISH ASSISTANCE

    For non-English assistance in speaking to Member Services, please use the translation service provided by AT+T. For a translated document, please contact your Member Services Representative.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

    A CIGNA company (called CG) certifies that it insures certain Employees for the benefits provided by the following policy(s):

POLICYHOLDER:   ROSS STORES, INC.

GROUP POLICY(S) -- COVERAGE

2244113-08   DENTAL INSURANCE

CERTIFICATE DATE:   JANUARY 1, 1998

    This certificate describes the main features of the insurance. It does not waive or alter any of the terms of the policy(s). If questions arise, the policy(s) will govern.

    This certificate takes the place of any other issued to you on a prior date which described the insurance.

EXPLANATION OF TERMS

    You will find terms starting with capital letters throughout your certificate. To help you understand your benefits, most of these terms are defined in the Definitions section of your certificate.

THE SCHEDULE

    THE SCHEDULE IS A BRIEF OUTLINE OF YOUR MAXIMUM BENEFITS WHICH MAY BE PAYABLE UNDER YOUR INSURANCE. FOR A FULL DESCRIPTION OF EACH BENEFIT, REFER TO THE APPROPRIATE SECTION LISTED IN THE TABLE OF CONTENTS.

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CIGNA TRADITIONAL DENTAL
FOR YOU AND YOUR DEPENDENTS

HOW YOUR DENTAL PLAN WORKS

CLASS I                    Preventive
                            Plan pays 100%


CLASS II                   Basic Restorative
                            Plan pays 100%



CLASS III                  Major Restorative
                            Plan pays 100%


CLASS IV                   Orthodontia
                            Plan pays 100%


CLASS V                    TMJ
                            Plan pays 100%


CLASS VI                   Implants
                            Plan pays 100%

CLASSES I, II, III, V,      $25,000
VI COMBINED
 Calendar Year Maximum

CLASS IV                    $25,000
 Lifetime Maximum


SECTION 125 PLAN

    Your Employer has agreed to provide benefits according to Section 125 of the Internal Revenue Code. A Section 125 plan is a written group insurance plan which allows Employees a choice among two or more benefits consisting of salary
(cash) and non-taxable benefits. Non-taxable benefits may be in the form of salary reduction.

    Therefore, normally taxable salary remains Employer money and is put toward benefits tax-free. Because your group insurance plan is a Section 125 plan, certain provisions of this certificate are superseded as described below.

NO LONGER IN ACTIVE SERVICE

    If you return to Active Service within the same benefit plan year following your termination of employment, Section 125 plan provisions supersede the "Eligibility - Effective Date" section under the "Eligibility For Employee Insurance" provisions of your certificate as follows:

    If your insurance ceases due to your termination of employment, your Employer may allow you to become insured again for your previously selected benefits upon your return to Active Service.

TERMINATION OF INSURANCE DUE TO FAILURE TO PAY PREMIUM

    If you fail to pay premium resulting in termination of your group insurance coverage, Section 125 plan provisions supersede the "Eligibility - Effective Date" section under the "Eligibility For Employee Insurance" provisions of your certificate as follows:

    If your insurance ceases due to your failure to pay required premium, unless you are not in Active Service due to qualified leave of absence under the Family and Medical Leave Act of 1993, you will not be permitted to elect any coverage until the next Open Enrollment Period. In addition, due to failure to pay premium resulting in termination of your group insurance coverage, Section 125 plan provisions supersede the "Eligibility - Effective Date" section under the "Late Entrant - Employee" provisions of your certificate as follows:

    You may not enroll as a Late Entrant by providing evidence of good health, if your coverage terminates due to cancellation of your payroll deduction. You are not considered enrolled in the group insurance plan. You will not be able to select group insurance coverage until the next benefit plan year.

CHANGE IN FAMILY STATUS

    Due to a change in your family status, which changes your coverage needs, you may be eligible to change your benefits. Section 125 plan provisions supersede the "Eligibility - Effective Date" section under the "Eligibility For Employee Insurance" provisions in your certificate as follows: You may be eligible to change your original selection of benefits when a change in your family status occurs. Consult your Employer for details.

HOW TO FILE YOUR CLAIM

    The prompt filing of any required claim form will result in faster payment of your claim.

    You may get the required claim forms from your Benefit Plan Administrator. All fully completed claim forms and bills should be sent directly to your servicing CG Claim Office.

DENTAL EXPENSES

    The first Dental Claim should be filed as soon as you have incurred covered expenses. Itemized copies of your bills should be sent with the claim form. If you have any additional bills after the first treatment, file them periodically. You must follow the Predetermination of Benefits procedure when it is necessary for dental forms.

CLAIM REMINDERS:

    BE SURE TO USE YOUR SOCIAL SECURITY AND ACCOUNT NUMBER WHEN YOU FILE CG'S CLAIM FORMS, OR WHEN YOU CALL YOUR CG CLAIM OFFICE. YOUR ACCOUNT NUMBER IS 2244113. PROMPT FILING OF ANY REQUIRED CLAIM FORMS RESULTS IN FASTER PAYMENT OF YOUR CLAIMS.

WARNING: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit is guilty of a crime and may be subject to fines and confinement in prison.

ELIGIBILITY - EFFECTIVE DATE
ELIGIBILITY FOR EMPLOYEE INSURANCE

    You will become eligible for insurance on the day you complete the waiting period if:

         you are in a Class of Eligible Employees; and

         you are an eligible, full-time Employee.

    Initial Employee Group: You are in the Initial Employee Group if you are employed in a class of employees on the date that class of employees becomes a Class of Eligible Employees as determined by your Employer.

    New Employee Group: You are in the New Employee Group if you are not in the Initial Employee Group.

ELIGIBILITY FOR DEPENDENT INSURANCE

    You will become eligible for Dependent insurance on the later of:

         the day you become eligible for yourself; or the day you

         acquire your first Dependent.

WAITING PERIOD

         Initial Employee Group: None

         New Employee Group: Date of hire

CLASSES OF ELIGIBLE EMPLOYEES

         All Employees as specified by your Employer

ELIGIBILITY - EFFECTIVE DATE

    This plan is offered to you as an Employee.

EFFECTIVE DATE OF YOUR INSURANCE

    You will become insured on the date you become eligible.

    If you are not in Active Service on the date you would otherwise become insured, you will become insured on the date you return to Active Service.

EFFECTIVE DATE OF DEPENDENT INSURANCE

    Insurance for your Dependents will become effective on the date you become eligible for Dependent Insurance. All of your Dependents as defined will be included. Your Dependents will be insured only if you are insured.

REQUIREMENTS OF THE OMNIBUS BUDGET RECONCILIATION ACT OF 1993 (OBRA'93) THESE HEALTH COVERAGE REQUIREMENTS DO NOT APPLY TO ANY BENEFITS FOR LOSS OF LIFE, DISMEMBERMENT OR LOSS OF INCOME.

    Any other provisions in this certificate that provide for: (a) the definition of an adopted child and the effective date of eligibility for coverage of that child; and (b) eligibility requirements for a child for whom a court order for medical support is issued; are superseded by these provisions required by the federal Omnibus Budget Reconciliation Act of 1993, where applicable.

A.  ELIGIBILITY FOR COVERAGE UNDER A QUALIFIED MEDICAL CHILD SUPPORT ORDER

    If a Qualified Medical Child Support Order is issued for your child, that child will be eligible for coverage as required by the order and you will not be considered a Late Entrant for Dependent Insurance.

    You must notify your Employer and elect coverage for that child as soon as reasonably possible.

QUALIFIED MEDICAL CHILD SUPPORT ORDER

    A Qualified Medical Child Support Order is a judgment, decree or order (including approval of a settlement agreement) issued by a court of competent jurisdiction, and satisfies all of the following:

         1. the order specifies your name and last known address, and the child's name and last known address;

         2. the order provides a description of the coverage to be provided, or the manner in which the type of coverage is to be determined;

         3.   the order states the period to which it applies; and

         4.   the order specifies each plan that it applies to.

    The Qualified Medical Child Support Order may not require the health insurance policy to provide coverage for any type or form of benefit not otherwise provided under the policy.

B. ELIGIBILITY FOR COVERAGE FOR ADOPTED CHILDREN

    Any child under the age of 18 who is adopted by you, including a child who is placed with you for adoption, will be eligible for Dependent Insurance upon the date of placement with you. A child will be considered placed for adoption when you become legally obligated to support that child, totally or partially, prior to that child's adoption. If a child placed for adoption is not adopted, all health coverage ceases when the placement ends, and will not be continued. The provisions in the "Exceptions for Newborns" section of this certificate that describe requirements for enrollment and effective date of insurance will also apply to an adopted child or a child placed with you for adoption.

DENTAL BENEFITS - CIGNA TRADITIONAL DENTAL
FOR YOU AND YOUR DEPENDENTS

    If you or any one of your Dependents incurs Covered Expenses, CG will:

         pay for the Covered Expenses incurred in that calendar year up to the Maximum Covered Expense determined from the Dental Services Schedule for each Dental Service subject to the Alternate Benefit Provision.

ORTHODONTIA PROVISION

    The total amount payable for all expenses incurred for Orthodontics during a person's lifetime will not be more than the Orthodontia Maximum shown in The Schedule. Payments for Comprehensive Full-Banded Orthodontic Treatments are made in installments. Payment of benefits will be made every 3 months. The first payment becomes payable when the appliance is installed. Later payments are payable at the end of each 3-month period. In determining the first installment, CG assigns 25% of the charge for the entire course of treatment to the appliance. The rest of such charge is prorated over the estimated duration of such treatment. These payments are made only for services performed while a person is insured. If insurance or treatment on a person ceases during a period, the amount payable for that period will be prorated.

MAXIMUM BENEFIT PROVISION

    The total amount payable for all expenses incurred for other than Orthodontics for a person in a calendar year will not be more than the Maximum Benefit shown in The Schedule.

TEMPOROMANDIBULAR JOINT DYSFUNCTION PROVISION

    The total amount payable for all expenses incurred for a person in his lifetime for Temporomandibular Joint Dysfunction will not be more than the Calendar Year Maximum shown in The Schedule.

DENTAL BENEFITS
COVERED EXPENSES

    The term Covered Expenses means expenses incurred by or on behalf of you or any one of your Dependents for charges made by a Dentist for the performance of a Dental Service listed in the Dental Services Schedule.

    Covered Expenses will include only those expenses incurred for such charges when the Dental Service:

         is performed by or under the direction of a Dentist; is essential for the necessary care of the teeth; and starts and is completed while the person is insured.

    Any portion of charges for a Dental Service that exceeds the Maximum Covered Expense shown for that service in the Dental Services Schedule is not included.

    A Dental Service is deemed to start when the actual performance of the service starts except that:

         for fixed bridgework and full or partial dentures, it starts when the first impressions are taken and/or abutment teeth are fully prepared.

         for a crown, inlay or onlay, it starts on the first date of preparation of the tooth involved.

         for root canal therapy, it starts when the pulp chamber of the tooth is opened.

IMPLANTS

    An implant is a device surgically placed in the jawbone which is used to specifically provide support for an attached dental prosthesis. The procedure of placing the implant includes the materials and components associated with the surgical implantation.

    Prosthetic devices attached to the implant include the crown, abutment crown connector bar and fixed bridge.

         Covered Expenses for implants will include;

         surgical placement of dental implant;

         abutment, repair, maintenance, cleansing, removal, and reinsertion of implant and/or abutment.

DENTAL SERVICES SCHEDULE - CIGNA TRADITIONAL DENTAL

    Covered Dental Expenses will include expenses incurred for Dental Services listed in this Schedule. CG may agree to accept, as Covered Dental Expenses, expenses for services not listed. To be considered, services should be identified in terms of the American Dental Association Uniform Code on Dental Procedures and Nomenclature and/or by description and submitted to CG.

    CG will determine the Maximum Covered Expense for services that it accepts. The Maximum Covered Expense so determined will be consistent with the maximums listed.

CLASS I SERVICES - DIAGNOSTIC AND PREVENTIVE

    The Maximum Covered Expense for any Class I Service is the Reasonable and Customary Charge. Clinical oral examination - Only 2 per person per calendar year.

    Palliative (emergency) treatment of dental pain, minor procedures, when no other definitive Dental Services are performed. (Any x-ray taken in connection with such treatment is a separate Dental Service.)

         X-rays - Complete series - Only one per person, including panoramic film, in any 3 calendar years.

         Bitewing X-rays - Only 2 charges per person per calendar year.

         Panoramic (Panorex) X-ray - Only one per person in any 3 calendar years.

         Prophylaxis (Cleaning) - Only 2 per person per calendar year. Periodontal maintenance procedures (following active therapy), Periodontal Prophylaxis.

         Topical application of fluoride (excluding prophylaxis) - Limited to persons less than 19 years old. Only one per person per calendar year.

         Topical application of sealant, per tooth, on a posterior tooth for a person less than 14 years old - Only one treatment per tooth in any 3 calendar years.

         Space Maintainers, fixed unilateral - Limited to nonorthodontic treatment.

DENTAL SERVICES SCHEDULE - CIGNA TRADITIONAL DENTAL
CLASS II SERVICES - BASIC RESTORATIONS, ENDODONTICS, PERIODONTICS, PROSTHODONTIC MAINTENANCE AND ORAL SURGERY

         The Maximum Covered Expense for any Class II Service is 100%.

         Amalgam Filling - Primary (Baby) Teeth, One Surface

         Amalgam Filling - Permanent Teeth, One Surface

         Composite/Resin Filling, One Surface

         Root Canal Therapy - Any x-ray, test, laboratory exam or follow-up care is part of the allowance for root canal therapy and not a separate Dental Service.

         Osseous Surgery - Flap entry and closure is part of the allowance for osseous surgery and osseous graft and not a separate Dental Service.

    If more than one periodontal surgical service is performed per quadrant only the one with the largest Maximum Covered Expense is a Dental Service.

         Periodontal Scaling and Root Planing - Entire Mouth

         Adjustments - Complete Denture

         Any adjustment of or repair to a denture within 6 months of its installation is not a separate Dental Service.

DENTAL SERVICES SCHEDULE - CIGNA TRADITIONAL DENTAL
CLASS II SERVICES - BASIC RESTORATIONS, ENDODONTICS, PERIODONTICS, PROSTHODONTIC MAINTENANCE AND ORAL SURGERY (CONT'D)

         Recement Bridge

         Simple Extractions

         Surgical Removal of Erupted Tooth Requiring Elevation of Mucoperiosteal Flap and Removal of Bone and/or Section of Tooth

         Removal of Impacted Tooth, Soft Tissue

         Removal of Impacted Tooth, Partially Bony Removal of Impacted Tooth, Completely Bony Local anesthetic, analgesic and routine post-operative care for extractions and other oral surgery are part of the allowance for each Dental Service.

         General Anesthesia - The administration of a general anesthetic is a Dental Service covered by this Schedule only: (a) when medically necessary in conjunction with oral or dental surgery; and (b) if the anesthetic agent produces a state of unconsciousness with absence of pain sensation over the whole body.

DENTAL SERVICES SCHEDULE
CLASS III SERVICES - MAJOR RESTORATIONS, DENTURES AND BRIDGEWORK

    The Maximum Covered Expense for any Class III Service is 100% of the Reasonable and Customary Charge. Gold or Crown restorations are Dental Services only when the tooth, as a result of extensive caries or fracture, cannot be restored with amalgam, silicate, acrylic or plastic restoration.

    *Crowns

         Porcelain with Gold

         Cast Gold - Full

         Cast Gold - Three-Fourths

    *Fixed or Removable Appliances

         Complete (Full) Dentures, Upper or Lower

         Partial Dentures - Acrylic Base

         Lower, with Two Clasps and Chrome Lingual Bar

         Upper, with Two Clasps and Chrome Palatal Bar

         Bridge Pontics - Cast Gold Bridge Pontics - Porcelain Fused to Gold Bridge

         Pontics - Plastic Processed to Gold *Abutment Crowns - Plastic Processed to Gold

         *Abutment Crowns - Porcelain Fused to Gold *Abutment Crowns - Full Cast Gold

         *A crown or fixed appliance, used as a prosthetic device over a surgical implant will be subject to the provisions of the contract for Class III Services as noted above.

DENTAL SERVICES SCHEDULE - CIGNA TRADITIONAL DENTAL
CLASS IV SERVICES - ORTHODONTICS

    The Maximum Covered Expense for any Class IV Service is 100% of the Reasonable and Customary Charge. Each month of active treatment is a separate Dental Service. Orthodontic work-up including x-rays, diagnostic casts and treatment plan and first month of active treatment including all active treatment and retention appliance

    Active treatment per month after the first month Fixed or Removable Appliances -Only one appliance per person

         For Tooth Guidance

         To Control Harmful Habits

DENTAL SERVICES SCHEDULE
CLASS V SERVICES - TEMPOROMANDIBULAR JOINT DYSFUNCTION

    The Maximum Covered Expense for any Class V Service is 100% of the Reasonable and Customary Charge. Only the Dental Services listed below will be considered covered expenses for the treatment of Temporomandibular Joint
Dysfunction:

         Office Visit - Adjustment to Appliance No more than 6 adjustments in 6 consecutive months after seating or placement of appliance

         Transcutaneous Electro-neural Stimulation No more than 4 treatments in a 6-month period

         Trigger Point Injection of Local Anesthetic into Muscle Fascia No more than 4 treatments in a 6-month period

         Mandibular Orthopedic Repositioning Appliance Only one appliance per person in any 5-year period

DENTAL SERVICES SCHEDULE
CLASS VII - DENTAL IMPLANT SERVICE

    The Maximum Covered Expense for any Class VII Service is 100%.

    A Dental Implant includes any type of surgical implant placed in the jawbone for the specific purpose of providing support for an attached dental prosthesis.

         Surgical placement of implant body - (Any type dental implant).

         Abutment placement or substitution. Implant maintenance procedures, including removal of attached prosthesis, cleansing of prosthesis, repair of implant abutment and abutments, and re-insertion of prosthesis.

         Surgical removal of (failed) implant.

    An implant supported connector bar and/or denture will be subject to the provisions of the contract for Class III Major Restorative Services. Cleaning of teeth, including Implant supported crowns and/or fixed bridges will be subject to the provisions of the contract for Class I Diagnostic and Preventive Service, provided there is no removal or reinsertion of implant.

DENTAL BENEFITS
EXPENSES NOT COVERED

    Covered Expenses will not include, and no payment will be made for, expenses incurred for:

         services performed solely for cosmetic reasons;

         dental services that do not meet commonly recognized dental standards;

         services that are deemed to be medical services;

         services and supplies received from a hospital; services for which benefits are not payable according to the "General Limitations" section.

    In addition, these benefits will be reduced so that the total payment under the items below will not be more than 100% of the charge made for the Dental Service if benefits are provided for that service under:

         this plan; and

         any medical expense plan or prepaid treatment program sponsored or made available by your Employer.

GENERAL LIMITATIONS
 DENTAL BENEFITS

    No payment will be made for expenses incurred for you or any one of your
Dependents:

         for or in connection with an injury arising out of, or in the course of, any employment for wage or profit;

         for or in connection with a sickness which is covered under any workers' compensation or similar law;

         for charges made by a Hospital owned or operated by or which provides care or performs services for, the United States Government, if such charges are directly related to a military-service-connected condition;

         to the extent that payment is unlawful where the person resides when the expenses are incurred;

         for charges which the person is not legally required to pay;

         for charges for unnecessary care, treatment or surgery; to the extent that you or any of your Dependents is in any way paid or entitled to payment for those expenses by or through a public program, other than Medicaid or Medi-Cal;

         for or in connection with experimental procedures or treatment methods not approved by the American Dental Association or the appropriate dental specialty society;

         for or in connection with surgical implants when an underlying known medical condition would contraindicate implants as appropriate dental care.

GENERAL LIMITATIONS
 CIGNA TRADITIONAL DENTAL BENEFITS

    No payment will be made for expenses incurred by you or any one of your Dependents to the extent that benefits are paid or payable for those expenses under the mandatory part of any auto insurance policy written to comply with:

         a "no-fault" insurance law; or an uninsured motorist insurance law.

    CG will take into account any adjustment option chosen under such part by you or any one of your Dependents.

MEDICARE ELIGIBLES The Dental Insurance for:

         (a) a former Employee who is eligible for Medicare and whose insurance is continued for any reason as provided in this plan;

         (b) a former Employee's Dependent or a former Dependent Spouse, who is eligible for Medicare and whose insurance is continued for any reason as provided in this plan;

         (c) an Employee whose Employer and each other Employer participating in the Employer's plan have fewer than 100 Employees and that Employee is eligible for Medicare due to disability;

         (d) the Dependent of an Employee whose Employer and each other Employer participating in the Employer's plan have fewer than 100 Employees and that Dependent is eligible for Medicare due to disability;

         (e) an Employee or a Dependent of an Employee of an Employer who has fewer than 20 Employees if that person is eligible for Medicare due to age;

         (f) an Employee, retired Employee, Employee's Dependent or retired Employee's Dependent who is eligible for Medicare due to End Stage Renal Disease after that person has been eligible for Medicare for 18 months;

will be modified, where permitted by the rules established by the Social Security Act of 1965 as amended, as follows:

         The amount payable under this plan will be reduced so that the total amount payable by Medicare and by CG will be no more than 100% of the expenses incurred.

    CG will assume the amount payable under:

         Part A of Medicare for a person who is eligible for that Part without premium payment, but has not applied, to be the amount he would receive if he had applied.

         Part B of Medicare for a person who is entitled to be enrolled in that Part, but is not, to be the amount he would receive if he were enrolled.


    A person is considered eligible for Medicare on the earliest date any coverage under Medicare could become effective for him. This reduction will not apply to any Employee and his Dependent or any former Employee and his Dependent unless he is listed under (a) through (f) above.

COORDINATION OF BENEFITS

    If you or any one of your Dependents is covered under more than one Plan, benefits payable from all such Plans will be coordinated.

    Coordination of Benefits will be used to determine the benefits payable for a person for any Claim Determination Period if, for the Allowable Expenses incurred in that Period, the sum of:

         (a) the benefits that would be payable from this Plan in the absence of coordination; and

         (b) the benefits that would be payable from all other Plans without Coordination of Benefits provisions in those Plans; would exceed such Allowable Expenses.

    The benefits that would be payable from this Plan for Allowable Expenses incurred in any Claim Determination Period in the absence of Coordination of Benefits will be reduced to the extent required so that the sum of:

         (a)  those reduced benefits; and

         (b) all the benefits payable for those Allowable Expenses from all other Plans; will not exceed the total of such Allowable Expenses. Benefits payable from all other Plans include the benefits that would have been payable had proper claim been made for them.

    However, the benefits of another Plan will be ignored when the benefits of this Plan are determined if: (a) the Benefit Determination Rules would require this Plan to determine its benefits before that Plan; and (b) the other Plan has a provision that coordinates its benefits with those of this Plan and would, based on its rules, determine its benefits after this Plan.

    CG reserves the right to release to or obtain from any other Insurance Company or other organization or person any information which, in its opinion, it needs for the purpose of Coordination of Benefits.

    When payments which should have been made under this Plan based on the terms of this section have been made under any other Plans, CG will have the right to pay to any organizations making these payments the amount it determines to be warranted. Amounts paid in this manner will be considered to be benefits paid under this Plan. CG will be released from all liability under this Plan to the extent of these payments. When an overpayment has been made by CG at any time, it will have the right to recover that payment, to the extent of the excess, from the person to whom it was made or any other Insurance Company or organization, as it may determine.

PLAN

    Plan means any of the following which provides medical or dental benefits or services: (1) group or blanket insurance coverage other than blanket group school accident policies or policies for substantially similar groups where the premium is paid by the policyholder; (2) service plan contracts, group or individual practice or other prepayment plans; or (3) coverage under any: labor-management trusteed plans; union welfare plans; employer organization plans; or employee benefit organization plans. Plan does not include coverage under individual or family policies or contracts. Each Plan or part of a Plan which has the right to coordinate benefits will be considered a separate Plan.

COORDINATION OF BENEFITS
ALLOWABLE EXPENSE

    Allowable Expense means any necessary, reasonable and customary item of expense, at least a part of which is covered by any one of the Plans that covers the person for whom claim is made. When the benefits from a Plan are in the form of services, not cash payments, the reasonable cash value of each service is both an Allowable Expense and a benefit paid.

CLAIM DETERMINATION PERIOD

    Claim Determination Period means a calendar year or that part of a calendar year in which the person has been covered under this Plan.

BENEFIT DETERMINATION RULES

    The rules below establish the order in which benefits will be determined:

         (1) The benefits of a Plan which covers the person for whom claim is made other than as a dependent will be determined before a Plan which covers that person as a dependent.

         (2) The benefits of a Plan which covers the person for whom claim is made as a dependent of a person whose day of birth occurs first in a calendar year will be determined before a Plan which covers that person as a dependent of a person whose day of birth occurs later in that year; except that: (a) if the other Plan does not have this rule, its alternate rule will govern; and (b) in the case of a dependent child of divorced or separated parents, the rules in item (3) will apply.

         (3) If there is a court decree which establishes financial responsibility for medical, dental or other health care of the child, the benefits of the Plan which covers the child as a dependent of the parent so responsible will be determined before any other plan from the date the Provider of such plan has knowledge of the decree; otherwise:

              (a) The benefits of a Plan which covers the child as a dependent of the parent with custody will be determined before a Plan which covers the child as a dependent of a stepparent or a parent without custody.

              (b) The benefits of a Plan which covers the child as a dependent of a stepparent will be determined before a plan which covers the child as a dependent of the parent without custody.

         (4) When the above rules do not establish the order, the benefits of a plan which has covered the person for whom claim is made for the longer period of time will be determined before a Plan which has covered the person for the shorter period of time; except that:

              (a) The benefits of a Plan which covers the person as a laid-off or retired employee, or his dependent will be determined after a Plan which covers the person as an employee, other than a laid-off or retired employee, or his dependent.

              (b) If the other Plan does not have the rule in item (4)(a), which results in each Plan determining its benefits after the other, then item (4)(a) will not apply.

EXPENSES FOR WHICH A THIRD PARTY MAY BE LIABLE

    This policy does not cover expenses for which another party may be responsible as a result of having caused or contributed to the Injury or Sickness. If you incur a Covered Expense for which, in the opinion of CG, another party may be liable:

         1. CG shall, to the extent permitted by law, be subrogated to all rights, claims or interests which you may have against such party and shall automatically have a lien upon the proceeds of any recovery by you from such party to the extent of any benefits paid under the Policy. You or your representative shall execute such documents as may be required to secure CG's subrogation rights.

         2. Alternatively, CG may, at its sole discretion, pay the benefits otherwise payable under the Policy. However, you must first agree in writing to refund to CG the lesser of:

              a.   the amount actually paid for such Covered Expenses by CG; or

              b. the amount you actually receive from the third party for such Covered Expenses;

         at the time that the third party's liability for medical expenses is determined and satisfied, whether by settlement, judgment, arbitration or award or otherwise.

    CG will only exercise its subrogation rights if the amount received by you is specifically identified in the settlement or judgment as amounts paid for medical expenses.

PAYMENT OF BENEFITS
TO WHOM PAYABLE

    All Dental Benefits are payable to you. However, at the option of CG and with the consent of the Policyholder, all or any part of them may be paid directly to the person or institution on whose charge claim is based.

    If any person to whom benefits are payable is a minor or, in the opinion of CG, is not able to give a valid receipt for any payment due him, such payment will be made to his legal guardian. If no request for payment has been made by his legal guardian, CG may, at its option, make payment to the person or institution appearing to have assumed his custody and support.

    If you die while any of these benefits remain unpaid, CG may choose to make direct payment to any of your following living relatives: spouse, mother, father, child or children, brothers or sisters; or to the executors or administrators of your estate.

    Payment as described above will release CG from all liability to the extent of any payment made.

TIME OF PAYMENT

         Benefits will be paid by CG when it receives due proof of loss.

RECOVERY OF OVERPAYMENT

    When an overpayment has been made by CG, CG will have the right at any time to: (a) recover that overpayment from the person to whom or on whose behalf it was made; or (b) offset the amount of that overpayment from a future claim payment.

TERMINATION OF INSURANCE - EMPLOYEES

    Your insurance will cease on the earliest date below:

         the date you cease to be in a Class of Eligible Employees or cease to qualify for the insurance.

         the last day for which you have made any required contribution for the insurance.

         the date the policy is canceled.

    Any continuation of insurance must be based on a plan which precludes individual selection.

TEMPORARY LAYOFF OR LEAVE OF ABSENCE

    If your Active Service ends due to temporary layoff or leave of absence, your insurance will be continued until the date your Employer: (a) stops paying premium for you; or (b) otherwise cancels your insurance. However, your insurance will not be continued for more than 60 days past the date your Active Service ends.

INJURY OR SICKNESS

    If your Active Service ends due to an Injury or Sickness, your insurance will be continued while you remain totally and continuously disabled as a result of the Injury or Sickness. However, your insurance will not continue past the date your Employer stops paying premium for you or otherwise cancels the insurance.

TERMINATION OF INSURANCE - DEPENDENTS

    Your insurance for all of your Dependents will cease on the earliest date below:

         the date your insurance ceases.

         the date you cease to be eligible for Dependent Insurance.

         the last day for which you have made any required contribution for the insurance.

         the date Dependent Insurance is canceled.

    The insurance for any one of your Dependents will cease on the last day of the calendar month in which Dependent no longer qualifies as a Dependent.

TERMINATION OF INSURANCE CONTINUATION REQUIRED BY NEW YORK STATE LAW
 FOR YOU AND YOUR DEPENDENTS

THIS CONTINUATION DOES NOT APPLY TO ANY BENEFITS FOR LOSS OF LIFE, DISMEMBERMENT OR LOSS OF INCOME.

    New York state law enables you or your Dependent to continue health insurance if coverage would cease due to a reduction of your work hours or your termination of employment. New York State law also enables your Dependents to continue health insurance if their coverage ceases due to your death or entitlement to Medicare, divorce or legal separation, or with respect to a Dependent child, failure to continue to qualify as a Dependent. Continuation must be elected in accordance with the rules of your employer's group health plan(s) and is subject to New York state law, regulations and interpretations.

A. EMPLOYEES AND DEPENDENTS CONTINUATION PROVISION

    If you and your Dependent's insurance would otherwise cease because of a reduction in the number of hours you work or your termination of employment for any reason, you or your Dependent may continue health insurance upon payment of the required premium to the Employer. You and your Dependents must elect to continue insurance within 60 days from the later of: (a) the date of a reduction of your work hours or your termination of employment; or (b) the date notice of the right to continue insurance is sent via first class mail. Such insurance will not be continued by CG for you and/or your Dependents, as applicable, beyond the earliest of the following dates:

         18 months from the date your work hours are reduced or your employment terminates, whichever may occur first;

         the date the policy cancels;

         the date coverage ends due to your failure to pay the required subsequent premium within 30 days of the due date;

         the date your Dependent ceases to qualify as an eligible Dependent;

         the date you become entitled to Medicare, following your enrollment in Medicare;

         or the effective date of coverage under another group health plan, unless you have a condition for which the new plan limits or excludes coverage, in which case coverage will continue until the earliest of any other point above.

B. DEPENDENTS CONTINUATION PROVISION

    If health insurance for your Dependents would otherwise cease because of:

         (1)  your death;

         (2)  your entitlement to Medicare;

         (3)  divorce or legal separation; or

         (4) with respect to a Dependent child, failure to continue to qualify as a Dependent,

    such insurance may be continued upon payment of the required premium to the Employer. In the case of (3) or (4) above, you or your Dependent must notify your Employer within 60 days of such event. In addition, a Dependent must elect to continue insurance within 60 days from the later of: (a) the date the insurance would otherwise cease; or (b) the date notice of the right to continue insurance is sent via first class mail.

TERMINATION OF INSURANCE CONTINUATION REQUIRED BY NEW YORK STATE LAW
 FOR YOU AND YOUR DEPENDENTS (CONTINUED)

B. DEPENDENTS CONTINUATION PROVISION

    CG will not continue the health insurance of a Dependent beyond the earliest of the following dates:

         36 months from the date of (1), (3) or (4) above, whichever may occur first; the date coverage ends due to failure to pay the required subsequent premium within 30 days of the due date;

         the date the Dependent becomes entitled to Medicare, following his/her enrollment in Medicare; the date the policy cancels;

         or the date the Dependent becomes covered under another group health plan, unless the Dependent has a condition for which the new plan limits or excludes coverage, in which case coverage will continue until the earliest of any other point above.

    If your dependent would lose coverage because of an event described in (1),
(3), or (4) of Section B after you have continued your Dependent's coverage due to your employment termination or reduction in work hours, your dependent may continue coverage for up to 36 months from the date of loss of employment or reduction in work hours.

    If, after you have continued your Dependent's coverage due to your loss of employment or reduction in work hours, your dependent would lose coverage because you became entitled to (enrolled in) Medicare, your Dependent may continue coverage for up to 36 months from the date you become entitled to Medicare.

DISABLED INDIVIDUALS CONTINUATION PROVISIONS

    If you or your Dependent is disabled on the date of termination of employment or a reduction in work hours you may continue health insurance for up to an additional 11 months beyond the 18-month period.

    To be eligible you or your Dependent must:

         a) be declared disabled under Title II or XVI by the Social Security Administration; and

         b) notify the Plan Administrator of the Social Security Administration's determination within 60 days following the determination and within the initial 18-month continuation period, and provide the Plan Administrator with a copy of the determination.

    Termination of coverage during the 29-month period will occur if you or your Dependent is found by the Social Security Administration to be no longer disabled. Termination will occur on the first day of the month beginning more than 30 days after the date of the final determination. All reasons for termination which apply to the initial 18 months will also apply for any additional months of coverage.

INTERACTION WITH OTHER CONTINUATION BENEFITS

    A person who is eligible to continue insurance under both (1) and (2) below may continue the insurance, upon payment of any required premium, for a period of time not to exceed the longer of: (1) continuation required by New York state law; or (2) any other continuation of insurance provided in this Certificate.

NEWLY ACQUIRED DEPENDENTS

    If your insurance is being continued under New York state law provisions, and you acquire a new Dependent, such Dependent will be eligible for this Continuation provided:

         the required premium is paid; and

    CG is notified of your newly acquired Dependent in accordance with the terms of the policy.

    However, such newly acquired Dependents will not be entitled to continue their insurance if items (1), (2), (3) or (4) listed in Section B, should subsequently occur.

TERMINATION OF INSURANCE CONTINUATION REQUIRED BY FEDERAL LAW
 FOR YOU AND YOUR DEPENDENTS

THE CONTINUATION REQUIRED BY FEDERAL LAW DOES NOT APPLY TO ANY BENEFITS FOR LOSS OF LIFE, DISMEMBERMENT OR LOSS OF INCOME.

    Federal law enables you or your Dependent to continue health insurance if coverage would cease due to a reduction of your work hours or your termination of employment (other than for gross misconduct). Federal law also enables your Dependents to continue health insurance if their coverage ceases due to your death, divorce or legal separation, or with respect to a Dependent child, failure to continue to qualify as a Dependent. Continuation must be elected in accordance with the rules of your Employer's group health plan(s) and is subject to federal law, regulations and interpretations.

A. EMPLOYEES AND DEPENDENTS CONTINUATION PROVISION

    If you and your Dependent's insurance would otherwise cease because of a reduction in the number of hours you work or your termination of employment for any reason other than gross misconduct, you or your Dependent may continue health insurance upon payment of the required premium to the Employer. You and your Dependents must elect to continue insurance within 60 days from the later of: (a) the date of a reduction of your work hours or your termination of employment; or (b) the date notice of the right to continue insurance is sent. Such insurance will not be continued by CG for you and/or your Dependents, as applicable, beyond the earliest of the following dates:

         18 months from the date your work hours are reduced or your employment terminates, whichever may occur first;

         the date the policy cancels;

         the date coverage ends due to your failure to pay the required subsequent premium within 30 days of the due date;

         the date your Dependent ceases to qualify as an eligible Dependent;

         following enrollment in Medicare; for you, the date you become entitled to Medicare, and for your Dependent, the date he becomes entitled to Medicare;

         the effective date of coverage under another group health plan, unless you have a condition for which the new plan limits or excludes coverage, in which case coverage will continue until the earliest of any other point above.

B. DEPENDENT CONTINUATION PROVISION

    If health insurance for your Dependents would otherwise cease because of:

         (1)  your death;

         (2)  divorce or legal separation; or

         (3) with respect to a Dependent child, failure to continue to qualify as a Dependent,

    such insurance may be continued upon payment of the required premium to the Employer. In the case of (2) or (3) above, you or your Dependent must notify your Employer within 60 days of such event. In addition, a Dependent must elect to continue insurance within 60 days from the later of: (a) the date the insurance would otherwise cease; or (b) the date notice of the right to continue insurance is sent.

    CG will not continue the health insurance of a Dependent beyond the earliest of the following dates:

         36 months from the date of (1), (2) or (3) above, whichever may occur first;

         the date coverage ends due to failure to pay the required subsequent premium within 30 days of the due date;

         the date the Dependent becomes entitled to Medicare, following his/her enrollment in Medicare;

         the date the policy cancels; or

         the date the Dependent becomes covered under another group health plan, unless the Dependent has a condition for which the new plan limits or excludes coverage, in which case coverage will continue until the earliest of any other point above.

TERMINATION OF INSURANCE CONTINUATION REQUIRED BY FEDERAL LAW
 FOR YOU AND YOUR DEPENDENTS (CONTINUED)

C. SUBSEQUENT EVENTS AFFECTING DEPENDENT COVERAGE

    If, within the initial 18 month continuation period, your Dependent would lose coverage because of an event described in (1), (2), or (3) of Section B, or because of your coverage loss due to your subsequent entitlement to Medicare, after you have continued your Dependent's coverage due to your employment termination or reduction in work hours, your Dependent may continue coverage for up to 36 months from the date of loss of employment or reduction in work hours.

    If your employment ends or your work hours are reduced within 18 months after your entitlement to Medicare, your covered Dependent may continue coverage for up to 36 months from the date you become entitled to Medicare.

    If your employment ends or your work hours are reduced more than 18 months after your entitlement to Medicare, your covered Dependent may continue coverage for up to 18 months from the date your employment ends or your work hours are reduced.

DISABLED INDIVIDUALS CONTINUATION PROVISIONS

    If you or your Dependent is disabled before or within the first 60 days of continuation of coverage which follow termination of employment or a reduction in work hours, the disabled person may continue health insurance for up to an additional 11 months beyond the 18-month period.

    The disabled person may also continue the coverage for other family members continuously covered for the initial 18-month continuation period as either the Employee covering a Dependent, or as the Employee's Dependents; if they otherwise remain eligible.

    To be eligible you or your Dependent must:

         a) be declared disabled as of a day before or during the first 60 days of continuation, under Title II or XVI by the Social Security Administration; and

         b) notify the plan administrator of the Social Security Administration's determination within 60 days following the determination and within the initial 18-month continuation period, and provide the plan administrator with a copy of the determination.

    Termination of coverage for all covered persons during the 29-month period will occur if the disabled person is found by the Social Security Administration to be no longer disabled. Termination for this reason will occur on the first day of the month beginning more than 30 days after the date of the final determination.

    All reasons for termination described in sections A and B which apply to the initial 18 months will also apply to any or all covered persons for any additional months of coverage.

CONVERSION AVAILABLE FOLLOWING CONTINUATION

    If you or your Dependent's Continuation ends due to the expiration of the maximum 18-, 29- or 36-month continuation period, whichever applies, you or your Dependent may be entitled to convert to the insurance in accordance with the Medical Conversion benefit then available to Employees and their Dependents.

INTERACTION WITH OTHER CONTINUATION BENEFITS

    A person who is eligible to continue insurance under both (1) and (2) below may continue the insurance, upon payment of any required premium, for a period of time not to exceed the longer of: (1) the continuation required by federal law; or (2) any other continuation of insurance provided in this Certificate.

TERMINATION OF INSURANCE CONTINUATION REQUIRED BY FEDERAL LAW
 FOR YOU AND YOUR DEPENDENTS (CONTINUED)

NEWLY ACQUIRED DEPENDENTS

    If, while your insurance is being continued under the continuation required by federal law provisions, you acquire a new Dependent, such Dependent will be eligible for this Continuation provided:

         the required premium is paid; and

         CG is notified of your newly acquired Dependent in accordance with the terms of the policy.

    If events (1) or (2) of Section B should subsequently occur for your newly acquired Dependent spouse, such spouse will not be entitled to continue his insurance. However, your Dependent child will be able to continue his insurance.

    If events described in Section C should subsequently occur for your child who is born, adopted or placed for adoption as a newly acquired Dependent, coverage will be continued according to that section.

TERMINATION OF INSURANCE
REQUIREMENTS OF FAMILY AND MEDICAL LEAVE ACT OF 1993

    Any provisions of the policy that provide for: (a) continuation of insurance during a leave of absence; and (b) reinstatement of insurance following a return to Active Service; are modified by the following provisions of the federal Family and Medical Leave Act of 1993, where applicable:

A. CONTINUATION OF HEALTH INSURANCE DURING LEAVE

    Your health insurance will be continued during a leave of absence if:

         that leave qualifies as a leave of absence under the Family and Medical Leave Act of 1993;

         and you are an eligible Employee under the terms of that Act.

    The cost of your health insurance during such leave must be paid, whether entirely by your Employer or in part by you and your Employer.

B. REINSTATEMENT OF CANCELED INSURANCE FOLLOWING LEAVE

    Upon your return to Active Service following a leave of absence that qualifies under the Family and Medical Leave Act of 1993, any canceled insurance (health, life or disability) will be reinstated as of the date of your return.

    You will not be required to satisfy any eligibility or benefit waiting period or the requirements of any Pre-existing Condition Limitation to the extent that they had been satisfied prior to the start of such leave of absence.

    Your Employer will give you detailed information about the Family and Medical Leave Act of 1993.

DENTAL BENEFITS EXTENSION

    An expense incurred in connection with a Dental Service that is completed after a person's benefits cease will be deemed to be incurred while he is insured if:

         for fixed bridgework and full or partial dentures, the final impressions are taken and/or abutment teeth fully prepared while he is insured and the prosthesis inserted within 3 calendar months after his insurance ceases.

         for a crown, inlay or onlay, the tooth is prepared while he is insured and the crown, inlay or onlay installed within 3 calendar months after his insurance ceases.

         for root canal therapy, the pulp chamber of the tooth is opened while he is insured and the treatment is completed within 3 calendar months after his insurance ceases.

         for Orthodontic Services, the treatment commenced while the person was insured and the expenses are incurred within 60 days after his insurance ceases.

    There is no extension for any Dental Service not shown above.

ACCIDENT AND HEALTH PROVISIONS
NOTICE OF CLAIM

    Written notice of claim must be given to CG within 30 days after the occurrence or start of the loss on which claim is based. If notice is not given in that time, the claim will not be invalidated or reduced if it is shown that written notice was given as soon as was reasonably possible.

CLAIM FORMS

    When CG receives the notice of claim, it will give to the claimant, or to the Policyholder for the claimant, the claim forms which it uses for filing proof of loss. If the claimant does not get these claim forms within 15 days after CG receives notice of claim, he will be considered to meet the proof of loss requirements of the policy if he submits written proof of loss within 90 days after the date of loss. This proof must describe the occurrence, character and extent of the loss for which claim is made.

PROOF OF LOSS

    Written proof of loss must be given to CG within 90 days after the date of the loss for which claim is made. If written proof of loss is not given in that time, the claim will not be invalidated nor reduced if it is shown that written proof of loss was given as soon as was reasonably possible.

PHYSICAL EXAMINATION

    CG, at its own expense, will have the right to examine any person for whom claim is pending as often as it may reasonably require.

LEGAL ACTIONS

    No action at law or in equity will be brought to recover on the policy until at least 60 days after proof of loss has been filed with CG. No action will be brought at all unless brought within 3 years after the time within which proof of loss is required.

ACCIDENT AND HEALTH PROVISIONS

    The following applies only to the In-Network plan.

YOUR RIGHT TO APPEAL UTILIZATION REVIEW DETERMINATION

    You, your designee, and in connection with retrospective adverse determination, a provider, may appeal an adverse determination.

    An expedited appeal may be granted in the case of an adverse determination involving continued health care services prescribed by a provider or if the provider believes an immediate appeal is warranted, except for retrospective determination. Expedited appeals must be determined within two working days after receipt of necessary information. Expedited appeals which do not result in a resolution satisfactory to the appealing party may be further appealed through the standard appeal process.

    For a standard appeal, you must file the appeal in writing or by telephone in no more than 45 days after the utilization review determination. You shall receive written acknowledgement of the filing of the appeal within 15 working days of filing. A determination on the appeal will be made within 60 days after receipt of necessary information. You will be notified of the appeal determination within two working days.

    You have the right to name a designee to handle an appeal on your behalf.

SUMMARY PLAN DESCRIPTION

    The name of the Plan is:

         ROSS STORES, INC.

    The name, address and ZIP code of the sponsor of the Plan is:

         Ross Stores, Inc.
         8333 Central Ave.
         Newark, CA 94560



Employer Identification                      Plan Number
Number (EIN)
94-1390387                                       501


    The name, address and ZIP code of the Plan Administrator is:

         Employer named above

    The name, address and ZIP code of the person designated as agent for the service of legal process is:

         Employer named above

    The office designated to consider the appeal of denied claims is:

         The CG Claim Office responsible for this Plan

    The cost of the Plan is paid for by your Employer. The Plan's fiscal year ends on December 31.

    The preceding pages set forth the eligibility requirements and benefits provided for you under this Plan.

DISCRETIONARY AUTHORITY

    The Plan Administrator delegates to CG the discretionary authority to interpret and apply plan terms and to make factual determinations in connection with its review of claims under the plan. Such discretionary authority is intended to include, but not limited to, the determination of the eligibility of persons desiring to enroll in or claim benefits under the plan, the determination of whether a person is entitled to benefits under the plan, and the computation of any and all benefit payments. The Plan Administrator also delegates to CG the discretionary authority to perform a full and fair review, as required by ERISA, of each claim denial which has been appealed by the claimant or his duly authorized representative.

SUMMARY PLAN DESCRIPTION
PLAN MODIFICATION, AMENDMENT AND TERMINATION

    The Employer as Plan Sponsor reserves the right to, at any time, change or terminate benefits under the Plan, to change or terminate the eligibility of classes of employees to be covered by the Plan, to amend or eliminate any other plan term or condition, and to terminate the whole plan or any part of it. The procedure by which benefits may be changed or terminated, by which the eligibility of classes of employees may be changed or terminated, or by which part or all of the Plan may be terminated, is contained in the Employer's Plan Document, which is available for inspection and copying from the Plan Administrator designated by the Employer. No consent of any participant is required to terminate, modify, amend or change the Plan.

    Termination of the Plan together with termination of the insurance policy(s) which funds the Plan benefits will have no adverse effect on any benefits to be paid under the policy(s) for any covered medical expenses incurred prior to the date that policy(s) terminates. Likewise, any extension of benefits under the policy(s) due to you or your Dependents total disability which began prior to and has continued beyond the date the policy(s) terminates will not be affected by the Plan termination. Rights to purchase limited amounts of life and medical insurance to replace part of the benefits lost because the policy(s) terminated may arise under the terms of the policy(s). A subsequent Plan termination will not affect the extension of benefits and rights under the policy(s).

SUMMARY PLAN DESCRIPTION
PLAN MODIFICATION, AMENDMENT AND TERMINATION (CONT'D)

    Your coverage under the Plan's insurance policy(s) will end on the earliest of the following dates:

         the date you leave Active Service; the date you are no longer in an eligible class; if the Plan is contributory, the date you cease to contribute, or;

         the date the policy(s) terminates.

    See your Plan Administrator to determine if any extension of benefits or rights are available to you or your Dependents under this policy(s). No extension of benefits or rights will be available solely because the Plan terminates.

FUNDING

    The method for funding the insured parts of the Plan is for the employer to pay premiums for the insurance benefits from the general assets of the employer's business, after any required contribution for the insurance benefits is obtained from the employees by payroll deduction. To the extent that the premiums paid, other than premiums paid for coverage provided on a pooled basis, exceed the final premium costs for any policy year, the excess will be returned to and retained by the employer and will not become an asset of the Plan. However, for the insured parts of the Plan which require employee contribution, to the extent such premium excess exceeds the employer's contributions for the insurance premiums, including the costs expended to administer the plan, that amount will be applied by the employer for the sole benefit of the employees.

CLAIM REVIEW PROCEDURE

    You may get claim forms and guidance for filing claims from the Plan Administrator or from the CG claim office. If a claim is denied, you will be given the reason for denial in writing. You, or a person in your behalf, may ask the CG claim office for a review of the denied claim in writing within 60 days of receipt of the denial notice. This written request for review should state the reasons why you feel your claim should not have been denied. It should include any additional documents (medical or dental records, etc.) which you feel support your claim. You may also ask additional questions or make comments and you may review pertinent documents. In normal cases, you will receive the final decision within 60 days of the date your request for review is received. In special cases requiring a delay, you will receive notice of the final decision no later than 120 days after your request for review is received.

    The Plan is handled by the Plan Administrator with benefits as set forth in the group insurance policies issued by CG.

STATEMENT OF RIGHTS

    The following statement of ERISA rights is required by Federal law and rulings:

    As a person covered under this Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974. This law called ERISA, provides that all people covered by the Plan are entitled to:

         examine, without charge, all Plan documents, including insurance policies, collective bargaining agreements and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions.

         obtain copies of all Plan documents and other Plan information by writing to the Plan Administrator and asking for them. The Administrator may make a reasonable charge for the copies. receive a summary of the Plan's annual financial report if the Plan covers 100 or more people. The Plan Administrator is required by law to furnish each person under the Plan with a copy of this summary financial report.

SUMMARY PLAN DESCRIPTION
STATEMENT OF RIGHTS (CONT'D)

    In addition to creating rights for persons covered by the Plan, ERISA imposes duties upon the people who are responsible for the operation of the benefit portion of the Plan. The people who operate the Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in your interest and in the interest of the other people covered by the Plan and beneficiaries.

    The law provides that no one may fire you or otherwise discriminate against you in any way to prevent you from getting a benefit or exercising your rights under ERISA. The law provides that if your claim for a benefit is denied in whole or in part, you will receive a written notice, explaining why your claim was denied. You have the right to have your claim reviewed and reconsidered.

    Under ERISA, there are steps you can take to enforce your rights. For instance, if you request copies of documents from the Plan and do not receive them within 30 days, you may file suit in federal court. In such a case, the court may require the Plan Administrator to provide the documents and pay up to $100 a day until you receive them, unless they were not sent because of reasons beyond the control of the Administrator.

    If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that the people who operate the Plan misuse the Plan's money or if you are discriminated against for asserting your rights, you may ask the U.S. Department of Labor for help, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If your suit is successful, the court may order the person you have sued to pay costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim frivolous.

    If you have any questions about your rights under ERISA, you should get in touch with the nearest Area Office of the U.S. Labor-Management Services Administration of the Department of Labor.

    If you have any questions about your Plan, you should see your Plan Administrator.

    CG will provide administrative services of the following nature: Claim Administration; Cost Containment; Financial; Banking and Billing Administration.

         Benefits provided under this certificate are fully guaranteed by CG.

         This certificate is issued by:

         Connecticut General Life Insurance Company
         900 Cottage Grove Road
         Hartford, CT 06152

    If you have questions about this statement or about your rights under ERISA, you should contact the nearest office of the Pension and Welfare Benefits Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Pension and Welfare Benefits Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W. Washington, D.C. 20210.

DEFINITIONS
ACTIVE SERVICE

    You will be considered in Active Service:

         on any of your Employer's scheduled work days if you are performing the regular duties of your work on a full-time basis on that day either at your Employer's place of business or at some location to which you are required to travel for your Employer's business. on a day which is not one of your Employer's scheduled work days if you were in Active Service on the preceding scheduled work day.

COINSURANCE

    The term Coinsurance means the percentage of charges for Covered Expenses that an insured person is required to pay under the Plan.

DENTIST

    The term Dentist means a person practicing dentistry or oral surgery within the scope of his license. It will also include a physician operating within the scope of his license when he performs any of the Dental Services described in the policy.

DEPENDENT

    Dependents are:

         your lawful spouse; and

         any unmarried child of yours who is less than 19 years old;

         19 years but less than 25 years old, enrolled in school as a full-time student and primarily supported by you;

         19 or more years old and primarily supported by you and incapable of self-sustaining employment by reason of mental or physical handicap. Proof of the child's condition and dependence must be submitted to CG within 31 days after the date the child ceases to qualify above. During the next two years CG may, from time to time, require proof of the continuation of such condition and dependence. After that, CG may require proof no more than once a year.

         A child includes a legally adopted child from the start of any waiting period prior to the finalization of the child's adoption. It also includes a newly born infant who is adopted by the insured from the moment the insured takes physical custody of the child upon the child's release from the hospital prior to the finalization of the child's adoption. It also includes a stepchild who lives with you.

         Anyone who is eligible as an Employee will not be considered as a Dependent.

         Benefits for a Dependent child will continue until the last day of the calendar month in which his 19th birthday occurs, or in the case of a student, until the last day of the calendar month in which his 25th birthday occurs. No one may be considered as a Dependent of more than one Employee.

EMPLOYEE

    The term Employee means a full-time employee of the Employer. The term does not include employees who are part-time or temporary or who normally work less than 30 hours a week for the Employer.

EMPLOYER

    The term Employer means the Policyholder and all Affiliated Employers.

MEDICAID

    The term Medicaid means a state program of medical aid for needy persons established under Title XIX of the Social Security Act of 1965 as amended.

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DEFINITIONS MEDICARE

    The term Medicare means the program of medical care benefits provided under Title XVIII of the Social Security Act of 1965 as amended.

REASONABLE AND CUSTOMARY CHARGE

    A charge will be considered Reasonable and Customary if:

         it is the normal charge made by the provider for a similar service or supply; and

         it does not exceed the normal charge made by most providers of such service or supply in the geographic area where the service is received, as determined by CG.

    To determine if a charge is Reasonable and Customary, the nature and severity of the Injury or Sickness being treated will be considered.


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